SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Indenture, dated as of May 23, 2006, providing for the issuance of the Citigroup HELOC Trust 2006-NCB1,
HELOC-Backed Notes and Certificates)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131136-03	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street, 4th Floor New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and December 31, 2004, and for each of the years in the period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2006; SEC File No. 1-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-131136) of the Registrant; and (iii) the Prospectus Supplement relating to Citigroup HELOC Trust 2006-NCB1 Notes, Series 2006-NCB1 and shall be deemed to be part hereof and thereof.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Peter Steinmetz
Name: Peter Steinmetz
Title: Vice President

EXHIBIT INDEX

Exhibit No.    Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.